SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


November 30, 1998
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



3958 Ince Boulevard
Culver City, California 90232
(Address of principal executive offices and zip code)





(310) 842-9203
(Registrant telephone number)










This Form 8-K consists of 10 pages






                                                                Page 1 of 10


Item 5.  Other Events.

On November 15, 1998 Syncronys Softcorp filed its fourth Monthly Interim Statement and Debtor in Possession Operating Report for the period: October 1, 1998 through October 31, 1998. Reports details listed under Item 7 following this item.
















































                                                                Page 2 of 10
Item 7.  Financial Statements and Exhibits.

Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 4
Debtor                                        For the period From:  1-Oct-98
Chapter 11 Case No: LA98-38413VZ                               To: 31-Oct-98

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $182,665.13     95,600.00      100.00
B. Less: Total Disbursements per all
                   Prior statements       183,289.76     94,678.07           0
C. Beginning Balance (A less B)              (624.63)       921.93      100.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:                59,590.64             0           0
E. Balance Available (C plus D)            58,966.01        921.93      100.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:           49,574.95        118.50           0
G. Ending Balance (E less F)               $9,391.06       $803.43     $100.00

H. (1) General Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand (specify type and location) (i.e. Cert. Of Deposit) $1,015 - CD, Bank of America 9453 Culver Bl. Culver City, CA 90232

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 11/15/1998								/s/Alan Hart
										Accountant
										Syncronys Softcorp
										Debtor in Possession

                                                                Page 3 of 10
October 1, 1998 Through October 31, 1998 - Interim Statement

                                                         Bank Accounts
Date     Type    Description                     General      Payroll      Tax

                 Receipts

10/05/98 Deposit Digital River & Misc. Sales     2,585.50
10/06/98 Deposit Secured Loan                    1,000.00
10/06/98 Deposit Misc. Sales                        19.95
10/07/98 Deposit Secured Loan                      500.00
10/09/98 Deposit Pac Bell Refund & Misc. Sales     242.26
10/13/98 Deposit A/R Collections                 8,103.00
10/15/98 Deposit Secured Loan                   12,000.00
10/26/98 Deposit Secured Loan                   35,000.00
10/26/98 Deposit Misc. Sales                        39.95
10/29/98 Deposit Misc. Sales                        99.98

         Total Receipts this period             59,590.64

                 Disbursements

10/01/98 CK1066  Walter Doyle - Advance
                 against expenses                  750.00
10/06/98 CK1082  Brandi Flores - Last check      1,887.34
10/07/98 CK1083  Jason Knox - Last check           429.55
10/07/98 CK1084  Secretary of State (CA)
                 Filing Fees                        20.00
10/07/98 CK1085  SJ Maintenance - Cleaning         250.00
10/13/98 DR      Paychex monthly invoice                      118.50
10/15/98 CK1086  Jeff Bridgeford - advance
                 against payroll                 1,430.46
10/15/98 CK1087  Dori Calderon - advance
                 against payroll                   918.35
10/15/98 CK1088  Alan Hart - advance against
                 payroll                         7,497.67
10/15/98 CK1090  Ingram Gore - customer
                 service consulting              1,100.00
10/15/98 CK1091  Budgetel Communications -
                 A/P payment                       151.00
10/15/98 CK1092  Culver City Lock & Key -
                 A/P payment                        35.83
10/15/98 CK1093  Cyberverse - A/P payment          897.30
10/15/98 CK1094  Franchise Tax Board -
                 State Min. estimated I/T          800.00
10/15/98 CK1095  IOS Capital - A/P payment         213.43
10/15/98 CK1096  Kelly Services - A/P payment      609.67
10/15/98 CK1098  Laser Care - A/P payment          127.52
10/15/98 CK1099  Pacific Alarm - A/P payment       298.06
10/15/98 CK1100  QRS Software - A/P payment         30.90
10/15/98 CK1101  Smart & Final - A/P payment       147.09
10/15/98 CK1102  Southern CA Edison - A/P pmt    1,005.82
10/15/98 CK1103  Sothern CA Water - A/P payment     43.36
10/26/98 ED      Bank service charge               121.36
10/28/98 CK1105  Lonna Walker - Expense
                 reimbursement                     926.20
                                                                Page 4 of 10
10/29/98 CK1107  State Compensation Insurance
                 Fund - Workers Comp. Insurance    853.00
10/29/98 CK1108  Arrowhead Water - A/P payment      84.99
10/29/98 CK1115  Blue Cross of CA - Dental Plan    406.20
10/29/98 CK1069  Stop payment of CK1069 - lost
                 Original payee - Blue Shield   (2,369.12)
10/29/98 CK1116  Blue Shield of CA - Health plan 2,645.09
10/29/98 CK1117  US Trustee - Quarterly fees     1,250.00
10/29/98 CK1118  EDD - Payroll taxes (CA)          708.41
10/29/98 CK1119  Bank of America - Payroll
                 taxes (Federal)                 2,370.73
10/30/98 CK1120  Ingram Gore - Customer service
                 consulting                      1,100.00
10/30/98 CK1121  Jeff Bridgeford - Advance
                 against payroll                 1,430.46
10/30/98 CK1122  Dori Calderon - Advance
                 against payroll                   918.35
10/30/98 CK1123  Alan Hart - Advance against
                 payroll                         7,497.67
10/30/98 CK1124  Frontier Communications -
                 A/P payment                     1,210.63
10/30/98 CK1125  Ikon Office Solutions -
                 A/P payment                       145.00
10/30/98 CK1126  IOS Capital - A/P payment         266.88
10/30/98 CK1127  Kelly Services - A/P payment      327.14
10/30/98 CK1128  Laser Care - A/P payment          302.99
10/30/98 CK1129  Pitney Bowes - A/P payment        145.18
10/30/98 CK1130  PR Newswire - A/P payment         525.00
10/30/98 CK1131  Southwestern Bell - A/P payment    65.44
10/30/98 CK1132  Tom Brandon - Secured loan     10,000.00

         Total Disbursement this period        $49,574.95    $118.50      $0
























                                                                Page 5 of 10
Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 4
Debtor                                        For the period From:  1-Oct-98
Chapter 11 Case No: LA98-38413VZ                               To: 31-Oct-98
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                            $ 7,253
Less: Sales Returns and Discounts            0
      Net Sales                                   7,253
Less: Cost of Goods Sold:
Beginning Inventory at Cost             21,710
Add: Purchases                             926
Less: Ending Inventory at Cost          21,710
      Cost of Goods Sold                            926
           Gross Profit                                      6,327
           Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    22,250
      Total Salaries and Wages                   22,250
      Employee Benefits and Pensions              1,617
Payroll Taxes                              710
Real Estate Taxes                          185
Federal and State Income Tax               800
      Total Taxes                                 1,695
Rent and Lease Exp(Real & Personal Prop)10,883
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                  146
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)       269
Depreciation and Amortization              465
Repairs and Maintenance                    250
Advertising                                  0
Supplies, Office Expenses, copies, etc.)    83
Bad Debts                                    0
Miscellaneous Operating Expenses:       39,267 (see attached sheet)
      Total Operating Expenses                   76,925
            Net Gain/Loss from Business Operations         (70,598)

B. Not Related to Business Operations:
Income:
      Interest income                                 4
      Other Non-Operating Revenue (Specify)           0
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                       4
Expenses Not Related to Business Operations:
Legal and Professional Fees (Specify) - Legal    11,858
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                11,858
NET INCOME/LOSS FOR PERIOD                                $(82,452)
                                                                Page 6 of 10

     Syncronys Softcorp October 1998 Misc. Operating Expenses

          Bank Charges                   121
          Consultants - G&A           25,000
          Consultants - M&S            2,200
          Corporate Fees                  20
          Courier                         14
          Dues and Subscriptions           0
          Misc. Marketing Expenses       100
          Misc. Office Expense            33
          Misc. R&D                        0
          Payroll Service                118
          Postage                          0
          Technical Support            8,598
          Telephone                      840
          Temporary personnel          1,182
          Web Site & Internet          1,041


     Total Misc. Operating Expenses  $39,267



































                                                                Page 7 of 10
Debtor in Possession Operating Report No: 4  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days      $5,236          $ 11,306
      Overdue     31 - 60 Days            0             2,975
      Overdue     61 - 90 Days            0                 0
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                     $5,236          $ 14,281

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $223.28      11/30/98
Pitney Bowes     qtr                  120.17      11/30/98

4. Tax Liability:
      Gross Payroll Expense for Period:                  $22,250
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding
Taxes                           10/29/98        $2,371      $     0
State Payroll & Withholding
Taxes                           10/29/98           708            0
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/      Amount of    Policy    Premium Paid
                             Agent      Coverage     Exp Date Through Date

Worker's Compensation   ISU Bob Gabriel $1,000,000   10/20/99    7/15/99
Liability                 Same           2,000,000   11/20/99   11/20/99
Fire & Extended Coverage  Same              50,000   11/20/99   11/20/99
Property                  Same              50,000   11/20/99   11/20/99
Theft                     Same              50,000   11/20/99   11/20/99
Life (Beneficiary):        N/A
Vehicle                    N/A
Other (Specify):











                                                                Page 8 of 10
Debtor in Possession Operating Report No: 4  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                 $10,608.11

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

       N/A

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968        $1,250 10/29/98 $1,250  1117       0


I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 11/15/98
                                                           /s/Alan Hart
                                                           Accountant
                                                           Syncronys Softcorp
                                                           Debtor in Possession







                                                                Page 9 of 10



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: November 30, 1998                               By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO






































                                                                Page 10 of 10